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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): September 8, 2006
                                                         -----------------

                        GREATER ATLANTIC FINANCIAL CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)

         0-26467                                              54-1873112
------------------------------                                ----------
(Commission File Number)                                    (IRS Employer
                                                        Identification Number)


10700 Parkridge Boulevard, Suite P50 Reston, Virginia            20191
-----------------------------------------------------            -----
(Address of Principal Executive Offices)                      (Zip Code)


                                 (703) 391-1300
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 8.01     OTHER EVENTS.
              ------------

         On September 8, 2006, Greater Atlantic Financial Corp. (the "Company"), the holding company for Greater Atlantic Bank (the "Bank'), issued a news release announcing that a Demand for Arbitration Before the American Arbitration Association has been filed against the Company, the Bank, Greater Atlantic Mortgage Corporation ("GAMC"), and Carroll E. Amos, President and Chief Executive Officer of the Company and the Bank. The Demand for Arbitration has been filed by Stamm Mortgage Management, Inc. ("Stamm Mortgage") and T. Mark Stamm, President of Stamm Mortgage in connection with the Management Agreement among Stamm Mortgage, the Bank, and GAMC that governed the management of GAMC by Stamm Mortgage before the Bank terminated GAMC's operations earlier this year, as previously disclosed, and certain aspects of the Company's public disclosures of that event. The text of the news release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

         Exhibit 99.1    News Release dated September 8, 2006.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GREATER ATLANTIC FINANCIAL CORP.


Date:  September 8, 2006            By: /s/ Carroll E. Amos
                                        ---------------------------------------
                                        Carroll E. Amos
                                        President and Chief Executive Officer

Date:  September 8, 2006            By: /s/ David E. Ritter
                                        ---------------------------------------
                                        David E. Ritter
                                        Senior Vice President and Chief
                                         Financial Officer